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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Heritage Propane Partners, L.P.'s previously filed Registration Statements File No. 333-40407 and File No. 333-86057.


/s/ ARTHUR ANDERSEN LLP
Tulsa, Oklahoma
July 20, 2001